                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY



              SUBORDINATION AND INTERCREDITOR AGREEMENT

      SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Agreement"), dated as of August 13, 2003, by and among Neurologix, Inc., a Delaware corporation (the "Borrower"), Change Technology Partners, Inc., a Delaware corporation (the "Senior Lender"), Palisade Private Partnership, L.P., Dr. Martin J. Kaplitt and Clark A. Johnson (the "Subordinated Lenders"). Capitalized terms used herein shall have the meaning specified in Section 8 hereof.

      WHEREAS, the Senior Lender, CTP/N Merger Corp., and the Borrower are parties to that certain Agreement and Plan of Merger, dated the date hereof, (the "Merger Agreement");


      WHEREAS, in connection with the Merger Agreement, the Borrower has issued a Senior Secured Promissory Note, in the aggregate principal amount of $750,000, dated the date hereof, in favor of the Senior Lender (the "Note");

      WHEREAS, the obligations of the Borrower under the Note will be secured by all of the assets of the Borrower (all such collateral is hereinafter referred to as the "Senior Collateral") pursuant to the Security Agreement, dated the date hereof, by and between the Borrower and the Secured Lender (the "Security Agreement");

      WHEREAS, the Borrower is presently indebted to the Subordinated Lenders pursuant to a certain 6% Promissory Notes in the aggregate principal amount of $2,000,000, due October 2007 (the "Subordinated Note") and such Subordinated
Note is secured by the grant by the Borrower to the Subordinated Lenders of liens on and security interests in some of the properties and assets of the Borrower (all such collateral is hereinafter referred to as the "Subordinated Lenders Collateral"); and

      WHEREAS, it is a condition precedent to the Senior Lender's obligation to consummate the transactions contemplated by the Note that the Subordinated Lenders and the Borrower execute and deliver this Agreement whereby the Senior Lender and the Subordinated Lenders desire to confirm, as between themselves, their rights and priorities with respect to all assets and properties of the Borrower that are now or may hereafter be or become part of the Senior Collateral and the Subordinated Lenders Collateral (such assets and properties, and any properties of the Borrower now or hereafter in the possession of either the Senior Lender or the Subordinated Lenders, are hereinafter referred to collectively as the "Common Collateral").

      1. Consent; No Default.


      The Subordinated Lenders hereby consent to and approve of the execution, delivery and performance by the Borrower of the Note and the Senior Loan




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                                                                               2



Documents, and the consummation of the transactions contemplated thereby notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents. Each of the Borrower and the Subordinated Lenders represents and warrants to the Senior Lender that there does not exist any default under the Subordinated Note or the Subordinated Debt.

      2. Subordination.


      (a) The payment of any and all of the Subordinated Debt is hereby expressly subordinated and made junior to the payment of the principal amount, all interest and any other amounts due on the Senior Debt to the extent and in the manner set forth herein.

      (b) Anything in the Subordinated Note, or in any other Subordinated Loan Document, to the contrary notwithstanding, the Borrower shall not make and the Subordinated Lenders shall not receive, accept or retain, any direct or indirect payment, or prepayment on account, or any reduction (whether by way of loan, set-off or otherwise) in respect of the principal of, premium on or interest on the Subordinated Debt, or any security therefor, until all of the Senior Debt shall have been paid in full.

      (c) In the event of (i) any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment of debt, arrangement, composition, assignment for the benefit of creditors, or other similar proceeding relative to the Borrower or its creditors, as such, or its property, or (ii) any proceeding for voluntary liquidation, dissolution or other winding up or bankruptcy proceedings, then and in any such event:

            (A) All of the Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of the Subordinated Debt;

            (B) Any payment or distribution of any character, whether in cash, securities, obligations or other property, that would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Debt (including any payment or distribution in respect of the Subordinate Debt by reason of any other indebtedness of the Borrower being subordinated to the Subordinated Debt), shall be paid or delivered directly to the Senior Lender, or its representative, until all of the Senior Debt shall have been paid in full, and the Subordinated Lenders, or any other holder of the Subordinated Debt, irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries;

            (C) The Subordinated Lenders will, upon the written request of the Senior Lender, prove, enforce and endeavor to obtain payment of the aggregate outstanding amount of all unpaid Subordinated Debt payments due and payable, or thereafter becoming due and payable from the Borrower to the Subordinated Lenders, and will turn over to the Senior Lender in precisely the form received, any payment of


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                                                                               3


any kind or character on account of such Subordinated Debt for application to the payment of any indebtedness, liabilities or obligations of the Borrower to the Senior Lender then existing. In the event that the Subordinated Lenders shall fail to take any such action requested by the Senior Lender, the Senior Lender may, as attorney-in-fact for the Subordinated Lenders, take such action on behalf of the Subordinated Lenders, but for the use and benefit of the Senior Lender. The Subordinated Lenders hereby irrevocably authorizes and empowers (without imposing any obligation on) the Senior Lender, under the circumstances referred to in this subparagraph (c), to demand, sue for, collect and receive every such payment and distribution and give acquittance therefor and to file claims and to take such other proceedings in the Senior Lender's own name or in the name of the Subordinated Lenders or otherwise, and to vote, give consent and take any other steps with regard thereto, all as the Senior Lender may deem necessary or advisable for the enforcement of this Agreement, including, without limitation, the right of the Senior Lender in its own name or in the name of the Subordinated Lenders, to vote the full amount of the Subordinated Debt in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors' meetings for the election of trustees, acceptances of plans and otherwise), as the Senior Lender may deem necessary or advisable for the enforcement of this Agreement; and

            (D) The Subordinated Lenders, or any other holder of the Subordinated Debt, shall execute and deliver to the Senior Lender or its representative all such further instruments confirming the authorization referred to in the foregoing clauses (B) and (C), and any powers of attorney specifically confirming the rights of the Senior Lender arising hereunder, and all such proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be requested by the Senior Lender or its representative in order to enable the Senior Lender or its representative to enforce any and all claims upon or in respect of such Subordinated Debt and to collect and give any and all payments or distributions that may be payable or deliverable at any time upon or with respect to such Subordinated Debt.

      (d) If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Subordinated Lenders in contravention of the terms of this Agreement, and before all Senior Debt shall have been paid in full, such payment, distribution or security shall not be commingled with any asset of the Subordinated Lenders, shall be held in trust for the benefit of, and shall be paid over or delivered or transferred to, the Senior Lender, or its representative, for application to the payment of all Senior Debt remaining unpaid, until all of the Senior Debt shall have been paid in full.

      (e) This Agreement, without further reference, shall pass to and may be relied on and enforced by any transferee or subsequent holder of any Senior Debt. In the event of any proposed sale, assignment, disposition or other transfer of the Subordinated Debt, the Subordinated Lenders shall, prior to the consummation of any such transfer, cause the transferee thereof to execute and deliver to the Senior Lender an agreement (substantially identical to this Agreement or otherwise in form and substance


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                                                                               4


satisfactory to the Senior Lender) providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of the Senior Lender arising under this Agreement.

      (f) In case cash, securities or other property otherwise payable or deliverable to the Subordinated Lenders shall have been applied pursuant to this paragraph 2 to the payment of Senior Debt, and if the Senior Debt shall have been paid in full, then and in such case, the Subordinated Lenders shall be subrogated to any rights of the Senior Lender to receive any further payments or distributions applicable to the Senior Debt, until the Subordinated Debt shall have been paid in full. No such payments or distributions received by the Subordinated Lenders by reason of such subrogation, of cash, securities or other property that otherwise would be paid or distributed to the Senior Lender, shall, as between the Borrower and its creditors other than the Senior Lender, on the one hand, and the Subordinated Lenders on the other hand, be deemed to be a payment by the Borrower on account of the Subordinated Debt.

      (g) Except to the extent provided in this Agreement that the Subordinated Debt may not become due and payable or be paid, nothing contained herein shall impair, as between the Borrower and the Subordinated Lenders, the obligation of the Borrower, which is absolute and unconditional, to pay to the Subordinated Lenders the principal of the Subordinated Note, and interest thereon, as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Subordinated Lenders upon default with respect to the Subordinated Debt, from exercising all rights, powers and remedies otherwise provided therein or by applicable law, all subject to the rights of the holders of Senior Debt hereunder.

      3. Priorities Relating to the Common Collateral.


      (a) Notwithstanding anything to the contrary contained in the (i) Subordinated Note, or any other Subordinated Debt Document, or (ii) the Note or the other Senior Loan Documents, including, without limitation, any prior perfection of a security interest or lien under the provisions of the Uniform Commercial Code, or any other law of any jurisdiction which is applicable, or the existence of any present or future filing or financing statements under the Uniform Commercial Code, or any other law of any jurisdiction which is applicable, or in which such filing has been made, or any other recordation or filing of any document, as between the Senior Lender and the Subordinated Lenders, the security interests and liens now or hereafter held by the Senior Lender pursuant to the Senior Loan Documents, or otherwise, in the Common Collateral shall be first and prior to the security interests and liens, if any, now or hereafter held by the Subordinated Lenders in the Common Collateral.

      (b) Subject to the other provisions of this subparagraph (b) if the Senior Lender or the Subordinated Lenders shall, at any time, have possession or control of any of the Common Collateral, it shall hold or control such Common Collateral for the benefit of it and the other, as their respective interests may appear. So long as any of the Senior Debt shall remain unpaid to the Senior Lender, the Senior Lender may at all times, in its sole discretion, exercise any and all powers and rights, including, without


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                                                                               5


limitation, the right to foreclose or otherwise realize upon the Common Collateral that it now has or hereafter may acquire with respect to any of the Common Collateral, whether or not in its possession, all without the necessity of obtaining any consent or approval of the Subordinated Lenders, nor shall it have any liability to the Subordinated Lenders for any action taken or failure to act with respect to any such Common Collateral in its possession beyond the exercise of reasonable care to assure the safe custody thereof. Upon payment in full of the Senior Debt, the Senior Lender shall assign and deliver to the Subordinated Lenders all of the Common Collateral then in its possession, but without recourse and without any representation or warranty whatsoever.

      (c) With respect to the collection of the proceeds of any policy of insurance, the proceeds of which are assigned to the Senior Lender or the Subordinated Lenders pursuant to any security agreement executed and delivered by the Borrower with the Senior Lender or the Subordinated Lenders, the Senior Lender and the Subordinated Lenders shall join in any instructions to the insurance companies involved so that the proceeds will be delivered to the party entitled thereto pursuant to the terms of this Agreement.

      4. Continued Effectiveness of this Agreement.


      The terms of this Agreement, the subordination effected hereby, and the rights of the Senior Lender and the obligations of the Subordinated Lenders arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment, modification or termination of or supplement to the Note, or any of the other Senior Loan Documents, or any agreement, instrument or document executed or delivered pursuant thereto; (ii) the validity or enforceability of any such documents; (iii) the release, sale, exchange or surrender, in whole or in part, of any collateral security, now or hereafter existing, for any of the Senior Debt or any other indebtedness, liability or obligation of the Borrower to the Senior Lender, now existing or hereafter arising; (iv) any exercise or nonexercise of any right, power or remedy under or in respect of the Senior Debt or any of such instruments and documents referred to in clause (i) above or arising at law; or (v) any waiver, consent, release, indulgency, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any of the agreements, instruments or documents referred to in clause (i) above or in respect of any collateral security for the Senior Debt or any other indebtedness, liability or obligation of the Borrower to the Senior Lender, now existing or hereafter arising, all whether or not the Subordinated Lenders shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto.

      5. Legend on Subordinated Note.


      The Subordinated Lenders shall, within 15 days of the execution and delivery hereof, cause a conspicuous legend to be placed on each of the Subordinated Note to the following effect:

      "This Note and the indebtedness evidenced hereby is subordinated, in the manner and to the extent set forth in an agreement dated August 13, 2003 (as such


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                                                                               6


      agreement may from time to time be amended, modified or supplemented, the "Subordination Agreement"), by the maker and payee of this Note in favor of Change Technology Partners, Inc. to all Senior Debt (as defined in the Subordination Agreement), and each holder of this Note, by its acceptance hereof, shall be bound by the Subordination Agreement."

      6. Restrictions on Subordinated Lenders.


            Prior to the payment in full of the Senior Debt and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Subordinated Lenders shall not, without the prior written consent of the Senior Lender, do any of the following:

            (a) Amend, modify or supplement or agree to any amendment, modification or supplement of, or to, the Subordinated Debt or any of the Subordinated Debt Documents in any manner; or

            (b) Sell, transfer, pledge, assign, grant a security interest in, or otherwise dispose of or encumber its interest as a secured party or mortgagee with respect to the Common Collateral; or

            (c) Accelerate the maturity of all or any portion of the Subordinated Debt, or take any action towards collection of all or any portion of the Subordinated Debt or enforcement of any rights, powers or remedies under the Subordinated Debt Documents or other agreements entered into pursuant thereto, or applicable law, or against any of the Common Collateral, upon the occurrence of any event of default under and as defined in any of the Subordinated Debt Documents or any event which, with the passage of time, or giving of notice, or both, would constitute such a default (including, without limitation, the occurrence of an Event of Default under any of the Senior Loan Documents) or otherwise.

      7. Representations and Warranties.


            Each of the Subordinated Lenders hereby makes the following representations and warranties, which shall survive the execution and delivery of this Agreement:

            (a) Such Subordinated Lender is an individual or a limited partnership (duly organized and in good standing under the laws of the State of Delaware), as applicable, and has all requisite power, corporate or otherwise, and authority to own and operate its properties, to enter into this Agreement, and to carry out the terms hereof.

            (b) The execution, delivery and performance of this Agreement and all other agreements, instruments and documents provided for herein, have been duly authorized by all necessary action of such Subordinated Lender. No consent or approval of any person (including, without limitation, stockholders of such Subordinated Lender, if any), no consent or approval of any landlord or mortgagee, no waiver of any lien or right of distraint or other similar right nor any other consent, order, license, approval,


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                                                                               7


authorization or declaration of, or filing with, any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery, performance, validity, enforcement or priority of this Agreement, or any other agreements, instruments or documents to be executed or delivered pursuant hereto.

            (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein, nor compliance with the terms and provisions hereof, will contravene any provision of law, statute, rule or regulation to which such Subordinated Lender is subject or conflict with or result in a breach of any judgment, decree, writ, injunction, ordinance, resolution, award, order or permit or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or its certificate of incorporation or by-laws, or create (with or without the giving of notice or lapse of time, or both) a default under any agreement, bond, note or indenture to which such Subordinated Lender is a party or by which it is bound.

            (d) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of such Subordinated Lender, enforceable in accordance with its terms.

      8. Definitions.


            (a) "Senior Debt" means all of the indebtedness, liabilities and obligations of the Borrower to the Senior Lender under the Note, the Security Agreement, and all other agreements, documents and instruments executed and delivered in connection therewith, whether for principal, interest, fees, costs or expenses and whether or not currently contemplated (regardless of the extent to which such documents are enforceable against the Borrower and regardless of the extent to which such amounts are allowed as claims against the Borrower in any bankruptcy or other proceeding relative to the Borrower, and, notwithstanding any statute, including, without limitation, the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary, including any interest accruing thereon after the date of filing any petition by or against the Borrower in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subsection 2(c) hereof and any other interest that would have accrued thereon but for the commencement of such proceeding).

            (b) "Senior Loan Documents" means the Security Agreement and all other agreements, documents and instruments executed and delivered in connection with the Note.

            (c) "Subordinated Debt" means (A) all of the indebtedness for borrowed money of the Borrower to the Subordinated Lenders and (B) any other indebtedness, liabilities, or obligations of the Borrower for which the Borrower may grant a security interest to the Subordinated Lenders, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations of the Borrower to the Subordinated Lenders under the Subordinated Note and all of the other Subordinated Debt Documents whether for principal, interest, fees, costs or expenses, and whether or not currently contemplated (regardless of the extent to which such documents


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                                                                               8


are enforceable against the Borrower and regardless of the extent to which such amounts are allowed as claims against the Borrower in any bankruptcy or other proceeding relative to the Borrower, and, notwithstanding any statute, including, without limitation, the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary, including any interest accruing thereon after the date of filing any petition by or against the Borrower in connection with any bankruptcy or similar proceeding or any other proceeding referred to in subsection 2(c) hereof and any other interest that would have accrued thereon but for the commencement of such proceeding).

            (d) "Subordinated Debt Documents" means the Subordinated Note and all other agreements, documents and instruments executed and delivered in connection therewith, as each may have heretofore been amended, modified or supplemented.


      9. Miscellaneous.


            (a) In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

            (b) All notices, requests, demands or other communications hereunder shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested) or telegram or telecopy, addressed as follows:

                  (i)   If to the Borrower:

                        Neurologix, Inc.
                        One Bridge Plaza
                        Fort Lee, NJ  07024
                        Attention:  Dr. Martin J. Kaplitt
                        Facsimile No.: (201) 585-7998

                  (ii)  If to the Senior Lender:

                        Change Technology Partners, Inc.
                        537 Steamboat Road
                        Greenwich, CT 06830
                        Facsimile: (203) 661-1331
                        Attention:  Michael Gleason, Chairman and
                        Chief Executive Officer

                  (iii) If to the Subordinated Lenders:

                        Neurologix, Inc.
                        One Bridge Plaza
                        Fort Lee, NJ 07024
                        Attention:  Mark Hoffman, Secretary


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                                                                               9


                        Facsimile No.: (201) 585-7998

                        Mr. Clark A. Johnson
                        11148 Turtle Beach Road
                        North Palm Beach, FL 33408

                        Dr. Martin J. Kaplitt
                        271-32E Grand Central Parkway
                        Floral Park, NY 11001

Any notice, request, demand or other communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at its telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third business day after the day deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party hereto may change the person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

            (c) This Agreement is intended to establish relative rights and priorities between the Senior Lender and the Subordinated Lenders.

            (d) This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by all parties hereto and the Senior Lender.

            (e) No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against which such waiver is sought to be enforced.

            (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

            (g) This Agreement shall be binding upon the Borrower and the Subordinated Lenders and their respective successors assigns and shall inure to the benefit of the Senior Lender and its successors and assigns.

            (h) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

            (i) THE SUBORDINATED LENDERS IRREVOCABLY CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF


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                                                                              10


NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE SUBORDINATED LENDERS, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENT AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. THE SUBORDINATED LENDERS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SUBPARAGRAPH (B) ABOVE. THE SUBORDINATED LENDERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE SUBORDINATED LENDERS SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SUBPARAGRAPH (I) SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE SENIOR LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE SUBORDINATED LENDERS IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

            (f) This Agreement shall terminate upon the earlier of (A) the payment in full of the Senior Debt as acknowledged in writing by the Senior Lender, and (B) the conversion of the Subordinated Note into common stock, par value $0.001, of the Borrower as contemplated in the Merger Agreement, and the filing of UCC-3 termination statements, terminating the Subordinated Lenders' security interest in the Subordinated Lenders Collateral.



                     [Remainder of Page Intentionally Blank]





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                                                                              11



      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    NEUROLOGIX, INC.


                                    /s/ Martin J. Kaplitt
                                    -------------------------------------------
                                    Name: Martin J. Kaplitt
                                    Title: President



                                    CHANGE TECHNOLOGY PARTNER, INC.


                                    /s/ Michael Gleason
                                    -------------------------------------------
                                    Name: Michael Gleason
                                    Title: Chairman and Chief Executive Officer


                                    PALISADE PRIVATE PARTNERSHIP, L.P.


                                    /s/ Mark Hoffman
                                    -------------------------------------------
                                    Name: Mark Hoffman
                                    Title: Member




                                    /s/ Dr. Martin J. Kaplitt
                                    -------------------------------------------
                                    DR. MARTIN J. KAPLITT




                                    /s/ Clark A. Johnson
                                    -------------------------------------------
                                    CLARK A. JOHNSON